Property, Plant And Equipment	12 Months Ended
Sep. 30, 2011
Property, Plant And Equipment [Abstract]
Property, Plant And Equipment

7. Property, Plant and Equipment

Depreciation expense of property, plant and equipment from continuing operations for the years ended September 30, 2011, 2010 and 2009 was $11.5 million, $10.5 million and $11.1 million, respectively.

The Company leases certain real property, equipment and machinery under noncancelable operating leases. Rental expense under these operating leases for the years ended September 30, 2011, 2010 and 2009 was $8.1 million, $7.7 million and $8 million, respectively. Future aggregate minimum lease payments under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of Septem-ber 30, 2011 are:

(Dollars in thousands)

Years ending September 30:

2012	$7,592
2013	5,939
2014	5,689
2015	3,065
2016 and thereafter	4,888

Total	$27,173